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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------

        Date of Report (Date of earliest event reported): March 8, 2001



                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)


                   Delaware                                 333-43278                                13-3836437
         (State or Other Jurisdiction                      (Commission                            (I.R.S. Employer
              of Incorporation)                            File Number)                         Identification No.)


               245 Park Avenue                                                                         10036
              New York, New York                                                                     (Zip Code)
            (Address of Principal
              Executive Offices)







      Registrant's telephone number, including area code: (212) 272-4095


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Item 5.  Other Events.
----------------------

Filing of Computational Materials.
---------------------------------

         In connection with the offering of the Home Loan-Backed Notes, Series 2001-A (the "Notes"), Bear, Stearns & Co., Inc., as underwriter of the Notes (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any class or classes of Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.



         Item 7.  Financial Statements, Pro Forma Financial Information
                  -----------------------------------------------------
                  and Exhibits.
                  -------------


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1         Computational Materials





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.


                                         By: /s/ Matthew Perkins
                                            ----------------------------
                                            Name:  Matthew Perkins
                                            Title: Managing Director



Dated:  March 8, 2001




                                 Exhibit Index
                                 -------------

  Exhibit                                                                 Page

  99.1          Computational Materials...................................6